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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

    CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: November 15, 2001
(Date of earliest event reported)

GUITAR CENTER, INC.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File: 000-22207	95-4600862 (I.R.S. Employer Identification No.)

5795 Lindero Canyon Road
Westlake Village, California 91361
(Address of Principal executive offices, including zip code)

(818) 735-8800
(Registrant's telephone number, including area code)

General Note:	All information provided in this Current Report on Form 8-K, whether set forth under the caption of Item 9 or incorporated therein from the exhibit filed herewith as Exhibit 99.1, is intended to be "furnished" and not "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with the instructions for Form 8-K and the applicable provisions of Regulation FD. Accordingly, the reporting person, Guitar Center, Inc. (the "Company"), hereby expressly intends that no contents of this report will be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless subsequent to the date of this report it incorporates the contents of this report into a filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act by an express reference identifying this particular report but not in any event by a generalized incorporation by reference which does not specifically identify this report. As also provided for in the instructions to Form 8-K, the Company expressly disclaims any admission that the information furnished herein, or any particular part of such information, is material.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

  99.1
  Management Operating Model for 2002 as of November 15, 2001

ITEM 9.  REGULATION FD DISCLOSURE

Management Discussion of Business Outlook for 2002

    On November 15, 2001, after the close of the stock market, senior management of the Company will discuss their outlook for 2002 in a teleconference with interested investors, research analysts and members of the media. As previously announced by press release on November 12, 2001, the call will be held at 2:00 p.m., Pacific Time, on November 15, 2001. To access the teleconference dial (800) 711-5301. An audio Webcast will be simultaneously available through a link on the Company's Web site, www.guitarcenter.com. If you are unable to participate on the conference live, a replay will be available through November 22. To access this service, please dial (800) 283-4799 or visit the Company's Web site to access the Webcast replay.

    The principal purpose of the teleconference will be to provide management's views as to its operating plan for 2002. A summary of the operating plan which will be discussed on the teleconference is attached as Exhibit 99.1 and incorporated by reference herein. The contents of that exhibit and the comments made by management on the teleconference constitute forward-looking statements and were and are made in express reliance on the safe harbor provisions contained in Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include, without limitation, statements relating to results presently deemed to be achievable by management in 2002, as well as with respect to trends in comparable sales performance, gross margin, average order size, investments to be made with respect to fulfillment and logistics, anticipated promotional activity, selling, general and administrative costs, and other factors affecting future sales, earnings and capital requirements. Sales and earnings trends are also affected by many other factors including, among others, world and national political events, general economic conditions, which recently have been weak, particularly in terms of consumer demand, and general retail sales, the effectiveness of our promotion and merchandising strategies, and competitive factors applicable to our retail and direct response markets. Statements regarding new store openings are based largely on our current expectations and are necessarily subject to associated business risks related to, among other things, the timely construction, staffing and merchandising of those stores and other matters, some of which are outside of our control. The American Music Group band instrument business was only recently acquired by us and continues to be subject to significant fluctuations as we integrate that business.

    The statements furnished in this report and on the teleconference must be viewed in context and in light of the risks described above and under the caption "Risk Factors" below. In light of these risks, there can be no assurance that the forward-looking statements furnished in this report or on the teleconference will in fact be realized. The statements made by our management and furnished in this report and on the teleconference speak as of the date of this report only, and it should not be assumed that the statements made herein or therein remain accurate as of any future date. GUITAR CENTER DOES NOT PRESENTLY INTEND TO UPDATE THESE STATEMENTS AND UNDERTAKES NO DUTY TO ANY PERSON TO EFFECT ANY SUCH UPDATE UNDER ANY CIRCUMSTANCES.

Risk Factors

    In evaluating the information furnished in this report or in the teleconference, investors should also carefully consider the following risk factors. There may be additional risks that we do not presently know of or that we currently consider immaterial. All of these risks could adversely affect our business, results of operations, liquidity and financial position.

Our actual operating results may differ significantly from our projections.

    The projected operating and financial information furnished with this report or discussed on our teleconference represents our management's estimates as of the date of this report. The projections, which are forward looking statements, were prepared by our management and are qualified by, and subject to, the assumptions and the other information contained in this report or discussed on the teleconference. The projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission, the American Institute of Certified Public Accountants, any regulatory or professional agency or body, or generally accepted accounting principles. In addition, neither our independent public accountants nor any other independent expert or outside party has compiled or examined the projections and, accordingly, no such person has expressed any opinion or any other form of assurance with respect thereto. Without limiting the generality of the immediately preceding sentence, our outside auditors expressly disclaim any association with the information furnished with this report or on the teleconference.

    The projections are based upon a number of assumptions and estimates that, while presented with numerical specificity are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We have stated possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent that actual results could not fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. We do not accept any responsibility for any projections or reports published by any such persons.

    Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the projections being furnished by us will not materialize or will vary significantly from actual results. Accordingly, the projections are only an estimate of what management believes is realizable as of the date of this report. Actual results will vary from the projections and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is projected. IN LIGHT OF THE FOREGOING, INVESTORS ARE URGED TO PUT THE PROJECTIONS IN CONTEXT AND NOT TO PLACE UNDUE RELIANCE ON THEM.

    Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this report could result in the actual operating results being different than the projections, and such differences may be adverse and material.

We may be unable to meet our retail store growth strategy, which could result in financial performance below that planned for internally or expected by the investment community.

    Our retail store growth strategy includes opening new stores and increasing sales at existing locations. We intend to pursue an aggressive expansion strategy by opening additional stores in new and existing markets. As of September 30, 2001, we operated 95 Guitar Center stores. We opened 13 Guitar Center stores in 2001, 14 stores in 2000 and 13 stores in 1999. As of September 30, 2001, we had opened 12 additional Guitar Center stores out of our plan to open 13 stores during the current year. The additional store, a smaller format Guitar Center store located in Modesto, California, opened on October 25, 2001. In 2002, we anticipate opening approximately 11 to 13 Guitar Center stores, some of which will be new smaller format units designed for secondary markets. In addition, we plan to open three to four American Music Group stores during 2002. We only recently acquired this business and have no experience in the process of opening new units for that division.

    Our expansion plan depends on a number of factors, including:

  •
  identification of suitable retail sites;

  •
  negotiation of acceptable lease terms;

  •
  hiring, training and retention of skilled personnel;

  •
  availability of adequate capital;

  •
  sufficient management and financial resources to support the new locations; and

  •
  vendor support.

    We cannot assure you that we will achieve our store expansion goals or that our new stores will achieve sales or profitability levels similar to our existing stores. Our expansion strategy includes clustering stores in existing markets. This has in the past and may in the future result in the transfer of sales to the new store and a reduction in the profitability of an existing store. In addition to the factors noted above, expansion to new markets may present unique competitive and merchandising challenges, including:

  •
  significant start-up costs, including promotion and advertising;

  •
  management of stores in distant locations;

  •
  availability of desirable product lines;

  •
  warehousing future retail locations (we do not currently warehouse our new locations but may if a unique situation becomes available); and

  •
  our expansion may involve acquisitions in business segments in which we have limited experience, which will require that we retain existing management.

    Historically, we have achieved significant sales growth in existing stores. Our quarterly comparable stores sales results have fluctuated significantly in the past. Sales growth for comparable periods, excluding net sales attributable to stores not open for 14 months, was as follows:

	2000	1999	1998
Quarter 1	8%	10%	18%
Quarter 2	7	7	14
Quarter 3	6	11	10
Quarter 4	7	11	11
Full Year	7%	10%	13%

    A variety of factors affect our comparable store sales results, including:

  •
  competition;

  •
  economic conditions;

  •
  consumer and music trends;

  •
  changes in our merchandise mix;

  •
  product distribution;

  •
  transfer of sales to new locations (i.e., market clustering); and

  •
  timing of our promotional events.

    Our management is presently planning for comparable store sales growth of 1% to 3% for the current quarter and 4% to 6% for 2002, although fluctuations will undoubtedly take place from period to period. A shortfall in comparative sales growth in any period will likely cause a shortfall in earnings.

    Any shortfall in the growth plan for new stores or our existing stores would likely result in financial performance below that for which we have planned or the investment community expects.

The results of operations of our Direct Response Division could be materially adversely affected should the distribution of catalogs and other direct mail become more costly or less effective.

    Our Direct Response Division, Musician's Friend, relies on the United States Postal Service to distribute its catalogs and other direct mail communications to consumers. The events of September 11, 2001 disrupted mail delivery. Further, should the United States Postal Service significantly tighten security guidelines or impose additional processes on mail to detect or respond to contamination, the expected result would be increased costs to shippers and lengthened delivery times, each of which will impose greater costs on us. There is also concern, not yet documented, that some consumers are disposing of direct mail pieces, such as catalogs, out of fear of contamination in the mail system. Any trend of this sort would reduce the number of catalogs in circulation, reduce response rates, raise costs and decrease margins.

Our growth plans could be accelerated by acquisitions although such transactions involve special risks.

    We believe that our expansion may be accelerated by the acquisition of existing music product retailers. For example, in April 2001 we acquired the business of American Music Group, a New York-based retailer of band instruments, a business in which we were not previously engaged. In the ordinary course of our business, we regularly consider, evaluate and enter into negotiations related to potential acquisition opportunities. We may pay for these acquisitions in cash or securities, including equity securities, or a combination of both. We cannot assure that attractive acquisition targets will be available at reasonable prices or that we will be successful in any such transaction. Acquisitions involve a number of special risks, including:

  •
  diversion of our management's attention;

  •
  integration of the acquired business with our business; and

  •
  unanticipated legal liabilities and other circumstances or events.

We depend on suppliers who may not be able or desire to supply our requirements.

    We depend significantly on our suppliers for both our existing stores and the direct response unit as well as our expansion goals for each of these units. We do not have any long-term contracts with our suppliers, which we believe is customary in our industry. If we failed to maintain our relationships with our key brand name vendors, we believe this could have a material adverse effect on our business. We believe we currently have adequate supply sources; however, we cannot assure sufficient quantities or the appropriate mix of products will be available in the future to supply our existing stores and expansion plans. This risk is especially prevalent in new markets where our vendors have existing agreements with other dealers and thereby may be unwilling or unable to meet our requirements. Also, our growth presents a challenge to some of our vendors as it requires significant production increases by them which at times results in extended lead times and shortages of desirable products.

We face significant competition particularly from those retailers also trying to execute national expansion strategies.

    Our industry is fragmented and highly competitive. We compete with many different types of retailers, including conventional retailers, as well as other catalog and e-commerce retailers, who sell many or most of the items we sell. We anticipate increased competition in our existing markets and planned new markets as other large format music product retailers, including Sam Ash Music and Mars Music, execute growth plans in their retail and e-commerce businesses. Additionally, our expansion to new markets will be inhibited by established competitors in those markets. If our competitors adopt a new, innovative store format or retail selling method, or if a new competitor with substantial financial or other resources enters the market place, then we may fail to achieve market position gains or may lose market share.

We depend on key personnel including our senior management who are important to the success of our business.

    Our success depends to a significant extent on the services of Larry Thomas, our Chairman and Co-CEO, Marty Albertson, our President and Co-CEO, and Robert Eastman, the CEO of our wholly-owned subsidiary Musician's Friend, Inc., as well as our ability to attract and retain additional key personnel with the skills necessary to manage our existing business and growth plans. The loss of one or more of these individuals or other key personnel could have a material adverse effect on our business, results of operations, liquidity and financial position. In June 1996, we entered into a five-year employment contract with each of Mr. Thomas and Mr. Albertson, which have expired. We are negotiating definitive extension agreements, which we expect to be completed in the near future. Additionally, we carry key man insurance on the lives of Mr. Thomas and Mr. Albertson in the amounts of $5.0 million and $3.5 million, respectively. Historically, we have promoted employees from within our organization to fill senior operations, sales and store management positions. In order to achieve our growth plans, we will depend upon our ability to retain and promote existing personnel to senior management, and we must attract and retain new personnel with the skills and expertise to manage our business. If we cannot hire, retain and promote qualified personnel, our business, results of operations, financial condition and prospects could be adversely affected.

Our retail operations are concentrated in California, which ties our financial performance to events in that state.

    As of September 30, 2001, 20 of our 95 Guitar Center stores were located in California and stores located in that state generated 29.0% and 30.7% of our retail sales for 2000 and 1999, respectively. Although we have opened and acquired stores in other areas of the United States, a significant percentage of our net sales and results of operations will likely remain concentrated in California for the foreseeable future. As a result, our results of operations and financial condition are heavily dependent upon general consumer trends and other general economic conditions in California and are subject to other regional risks, including earthquakes. We do maintain certain earthquake insurance, but such policies carry significant deductibles and other restrictions.

Economic conditions or changing consumer preferences could also adversely impact us.

    Our business is sensitive to consumer spending patterns, which can be affected by prevailing economic conditions. A downturn in economic conditions in one or more of our markets could have a material adverse effect on our results of operations, financial condition, business and prospects. For example, our business has been adversely affected by recent weak economic conditions and the events of September 11, 2001. Although we attempt to stay informed of consumer preferences for musical products and accessories typically offered for sale in our stores, any sustained failure on our part to identify and respond to trends would have a material adverse effect on our results of operations, financial condition, business and prospects.

We must manage efficiently the expansion of our direct response business, including the musiciansfriend.com Web site and our systems that process orders in our direct response business, and our fulfillment resources in order to service our customers properly.

    Our direct response business, particularly our e-commerce business, will require significant investments to respond to anticipated growth and competitive pressures. If we fail to rapidly upgrade our Web site in order to accommodate increased traffic, we may lose customers, which would reduce our net sales. Furthermore, if we fail to expand the computer systems that we use to process and ship customer orders and process payment and the fulfillment facilities we use to manage and ship our inventory, we may not be able to successfully distribute customer orders. We experienced some delays of this sort earlier in 2001 in connection with the consolidation of our fulfillment centers. As a result, we could incur excessive shipping costs due to the need to split delayed shipments or lose customers altogether. We may experience difficulty in improving and maintaining such systems if our employees or contractors that develop or maintain our key systems become unavailable to us. We have experienced periodic service disruptions and interruptions, which we believe will continue to occur, while enhancing and expanding these systems.

We intend to implement a new distribution center for the retail stores which presents operational risks and will require a significant investment.

    During 2001, we began construction of a central warehouse/distribution center in the Indianapolis, Indiana area for our retail store operations with a view towards the facility commencing operations in 2002. Migration from our present "drop-ship" model to a centralized distribution model is an important development in our operating strategy and will require significant financial and managerial resources for the next several quarters. This program involves financial and operating risks that could include the need to expend greater funds than presently budgeted or disruptions in retail store operations if inventory is not timely provided in the required quantities.

We must efficiently integrate the American Music Group and grow its band instrument business in order to earn an acceptable return on that investment.

    In April 2001, we completed our acquisition of American Music Group, a New York-based retailer of band instruments. We have not previously participated in the band instruments segment of the music products business and have no experience in this distribution channel. We intend to integrate this business into our retail stores division as a separate business unit and use the acquired business as a platform to grow this segment. Thus, we face the normal challenges of any acquisition, such as integration of personnel and systems as well as the need to learn, understand and further develop this business. Failure to execute on these requirements could result in a poor or no return on our investment and a distraction of the efforts of our management team.

Net sales of our e-commerce business could decrease if our online security measures fail.

    Our relationships with our e-commerce customers may be adversely affected if the security measures that we use to protect their personal information, such as credit card numbers, are ineffective. If, as a result, we lose many customers, our net sales could decrease. We rely on security and authentication technology that we license from third parties. With this technology, we perform real-time credit card authorization and verification with our bank. We cannot predict whether events or developments will result in a compromise or breach of the technology we use to protect a customer's personal information. Furthermore, our servers may be vulnerable to computer viruses, physical or electronic break-ins and similar disruptions. We may need to expend significant additional capital and other resources to protect against a security breach or to alleviate problems caused by any breaches. We cannot assure that we can prevent all security breaches.

If we do not respond to rapid technological changes, our services could become obsolete and we could lose customers.

    If we face material delays in introducing new services, products and enhancements, our e-commerce customers may forego the use of our services and use those of our competitors. To remain competitive, we must continue to enhance and improve the functionality and features of our online store. The Internet and the online commerce industry are rapidly changing. If competitors introduce new products and services embodying new technologies, or if new industry standards and practices emerge, our existing Web site and proprietary technology and systems may become obsolete. To develop our Web site and other proprietary technology entails significant technical and business risks. We may use new technologies ineffectively or we may fail to adapt our Web site, our transaction processing systems and our computer network to meet customer requirements or emerging industry standards. In addition, the success of e-commerce may result in greater efficiency and lower prices, which could have an adverse effect on selling prices and margins in our retail store business and in our catalog business and generally constrain profitability in the specialty retail business.

We may elect or be required to raise additional capital but any such needs will be subject to the uncertainties of the financing markets at that time.

    We may elect or be required to raise additional capital in the form of common or preferred equity, debt or convertible securities, or expanded credit facilities for the purpose of providing additional capital to fund working capital needs, to fund continued growth of our existing business (including possible acquisitions), or to refinance existing obligations. Any such financing activity will be dependent upon many factors, including our liquidity needs, market conditions and prevailing market terms, and we cannot assure you that future external financing for Guitar Center will be available on attractive terms or at all.

We may need to change the manner in which we conduct our business if government regulation increases, which could impose additional costs and adversely affect our financial results.

    The adoption or modification of laws or regulations relating to the Internet could adversely affect the manner in which we currently conduct our e-commerce business. For example, laws related to the taxation of online commercial activity remain in flux. In addition, the growth and development of the market for online commerce may lead to more stringent consumer protection laws, both in the United States and abroad, that may impose additional burdens on us. Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. The law of the Internet, however, remains largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing intellectual property, consumer privacy, taxation of e-commerce transactions and the like are interpreted and enforced. Any adverse change in any of these laws or in the interpretation or scope of existing laws could have a material adverse effect on our result of operations, financial condition or prospects.

We have an investment in an Internet community company that could result in future charges to our financial statements if the venture is not successful.

    We have a minority investment of approximately $3.5 million in the equity of the operator of musician.com and guitar.com, Internet community sites oriented towards musicians. We are carrying this investment at cost, and this value was recently validated by a third party financing completed with several venture capital firms. Nonetheless, success of this venture is not assured. If in the future we determine that the fair market value of these shares has been permanently reduced to less than our cost, we would be required under generally accepted accounting principles to recognize a charge to our financial statements.

We have a limited history of trading on the Nasdaq National Market, and our stock price could be volatile.

    We began trading on the Nasdaq National Market on March 14, 1997. The market price of our shares of common stock has been subject to significant fluctuations in response to our operating results and other factors, including announcements by our competitors, and those fluctuations will likely continue in the future. In addition, the stock market in recent years has experienced significant price and volume fluctuations that often have been unrelated or disproportionate to the operating performance of particular companies. These fluctuations, as well as a shortfall in sales or earnings compared to public market analysts' expectations, changes in analysts' recommendations or projections, and general economic and market conditions, may adversely affect the market price of our common stock.

    The statements made by our management and furnished in this report and on the teleconference speak as of the date of this report only, and it should not be assumed that the statements made herein or therein remain accurate as of any future date. GUITAR CENTER DOES NOT PRESENTLY INTEND TO UPDATE THESE STATEMENTS AND UNDERTAKES NO DUTY TO ANY PERSON TO EFFECT ANY SUCH UPDATE UNDER ANY CIRCUMSTANCES. Accordingly, investors are urged not to place undue reliance on the forward-looking data provided in this report or on the teleconference.

* * * * * * *

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: November 15, 2001	By:	/s/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Management Operating Model for 2002 as of November 15, 2001

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II–1

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FORM 8-K
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX